 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.     )
Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐
Check the appropriate box:

❑	Preliminary Proxy Statement

❑	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

❑	Definitive Proxy Statement

☒	Definitive Additional Materials

❑	Soliciting Material Pursuant to Rule 14a-12

HEALTHCARE REALTY TRUST INCORPORATED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

❑	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each Class of securities to which transaction applies:___________________________________________
(2)Aggregate number of securities to which transaction applies:___________________________________________
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________
(4)Proposed maximum aggregate value of transaction:__________________________________________________
(5)Total fee paid:________________________________________________________________________________

❑	Fee paid previously with preliminary materials.

❑	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)Amount Previously Paid: _______________________________________________________________________
(2)Form, Schedule or Registration Statement No.: ______________________________________________________
(3)Filing Party: _________________________________________________________________________________
(4)Date Filed: __________________________________________________________________________________

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
COMPANY #

HEALTHCARE REALTY TRUST
INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 10, 2022
10:00 a.m. (local time)
3310 West End Avenue
Suite 700
Nashville, Tennessee

Directions to the Healthcare Realty Trust
Incorporated Annual Meeting are available in the
proxy statement which can be viewed at
http://www.viewproxy.com/healthcarerealty/2022

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 10, 2022

Notice is hereby given that the Annual Meeting of Shareholders of Healthcare Realty Trust Incorporated will be held at 3310 West End Avenue, Suite 700, Nashville, Tennessee on Tuesday, May 10, 2022 at 10:00 a.m. (local time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and the Company’s 2021 Annual Report to Shareholders are available at http://www.viewproxy.com/healthcarerealty/2022.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 28, 2022 to facilitate timely delivery.
______________________________________________________________________________________________________
Matters intended to be acted upon at the meeting are listed below.
The Board of Directors recommends that you vote FOR the following Items:

1. Election of Directors:
	01 Todd J. Meredith	02 John V. Abbott	03 Nancy H. Agee	04 Edward H. Braman
	05 Ajay Gupta	06 James J. Kilroy	07 Peter F. Lyle, Sr.	08 John Knox Singleton
09 Christann M. Vasquez
2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company and its subsidiaries for the Company's 2022 fiscal year;
3.	To vote to approve, on a non-binding advisory basis, a resolution approving the Company's compensation of its Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K in the Company's Proxy Statement for the 2022 Annual Meeting of Shareholders;
4.	To transact any other business that properly comes before the meeting or any adjournment thereof.
______________________________________________________________________________________________________

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:
www.proxypush.com/hr

•Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on May 9, 2022.

•Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the Proxy Card,
Proxy Statement and Annual Report to Shareholders, please contact us via:

:    Internet – Access the Internet and go to www.investorelections.com/hr. Follow the instructions to log in, and order copies.

(    Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

*    Email – Send us an email at paper@investorelections.com with “HR Materials Request” in the subject line. The email must include:
•The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•If you choose email delivery you must include the email address.
•If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.
Important Information about the Notice of Proxy Materials
This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting.
Information about the Notice:
In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the Internet site where the proxy materials may be found.
To view the proxy materials online:
Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement.
To receive paper copies of the proxy materials:
Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.